UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EAGLE FINANCIAL SERVICES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11

EAGLE FINANCIAL SERVICES, INC.

2 East Main Street

P.O. Box 391

Berryville, Virginia 22611

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Eagle Financial Services, Inc. (the “Company”) will be held in person on Tuesday, May 16, 2023, at 10:00 a.m. at The Barns of Rose Hill, 95 Chalmers Court, Berryville, Virginia. The purpose of the meeting shall be as follows:

1.
To elect three (3) directors, Brandon C. Lorey, Douglas C. Rinker, and John D. Stokely, Jr., each for a term of three (3) years.
2.
To ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the year ending December 31, 2023.
3.
To approve Eagle Financial Services, Inc. 2023 Stock Incentive Plan.
4.
To transact such other business as shall properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 17, 2023, as the record date for determining the shareholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

By order of the Board of Directors,

Kaley P. Crosen
Executive Vice President, Secretary

Berryville, Virginia

April 5, 2023

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. You may vote by phone or Internet or, if you request a paper copy of the proxy card, you may complete, sign, date and return the proxy card using the postage-paid envelope provided. The proxy card, when returned properly executed, will be voted in the manner you direct. Instructions regarding the methods of voting are contained on the notice, proxy card or voting instruction form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2023:

The proxy statement and the Company’s 2022 annual report on Form 10-K are available athttps://www.bankofclarke.bank/EFSI_Annual_Meetings.html

EAGLE FINANCIAL SERVICES, INC.

2 East Main Street

P.O. Box 391

Berryville, Virginia 22611

PROXY STATEMENT

2023 ANNUAL MEETING OF SHAREHOLDERS

May 16, 2023

This Proxy Statement is being furnished to the shareholders of Eagle Financial Services, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on May 16, 2023, at 10:00 a.m. at The Barns of Rose Hill, Berryville, Virginia, and at any adjournment thereof.

We are furnishing our proxy materials primarily over the Internet rather than mailing paper copies of those materials to each shareholder. On or about April 5, 2023, we first mailed an Important Notice Regarding the Availability of Proxy Materials on the Internet (the “Notice”) to shareholders and posted our proxy materials on the Internet site referenced therein. These proxy materials include the accompanying notice of Annual Meeting, this proxy statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2022. The Notice provides information regarding how to access these proxy materials on the Internet, vote your shares or request a paper copy of these materials.

The cost of solicitation of proxies and preparation of proxy materials will be borne by the Company. Solicitations of proxies will be made by use of the United States mail, electronic notice and access to the Internet, and may be made by direct or telephone contact by employees of the Company. Brokerage houses and nominees will be requested to forward the proxy materials to the beneficial holders of the shares held of record by these persons, and the Company will reimburse them for their reasonable charges in this connection.

Shareholders are encouraged to vote using any of the methods available to our shareholders. If you are a registered shareholder and attend the meeting, you may vote during the Annual Meeting. The Company also is pleased to offer its shareholders the convenience of voting by phone and online via the Internet. Please review the Notice separately mailed to you, the proxy card or your voting instruction form, as applicable, for instructions.

If a shareholder executes a proxy by completing and returning a proxy card or voting by phone or online in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with those instructions. If no direction is made, proxies will be voted in favor of the election of the nominees named in proposal one, for the ratification of accountants in proposal two, and for the approval of the Eagle Financial Services, Inc. 2023 Stock Incentive Plan in proposal three. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequent vote using any of the prescribed methods, by giving notice in writing to the Secretary of the Company, or by attending the meeting and voting during the meeting. If your shares are held in “street name” by your bank or broker and you want to change or revoke your vote, please follow the instructions given by the institution that holds your shares.

The close of business on March 17, 2023, has been fixed as the record date for the Annual Meeting and any adjournment thereof. The number of shares of Common Stock outstanding on that date and entitled to vote at the Annual Meeting was 3,522,874. Each outstanding share of the Company’s Common Stock is entitled to one vote on all matters submitted to shareholders at the meeting. There are no cumulative voting rights. A majority of the shares of Common Stock entitled to vote, represented at the virtual Annual Meeting in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner, except for certain items for which brokers are prohibited from exercising such discretion. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on proposals one and three without instructions from the beneficial owner; therefore, there may be broker nonvotes on proposals one and three. A broker may vote on proposal two without instructions from the beneficial owner; therefore, no broker nonvotes are expected to exist in connection with this proposal. If you held your shares in street name, please vote to ensure your shares are voted at the Annual Meeting.

The purposes of the meeting are to elect directors, ratify the appointment of the Company’s accountants, approve the Eagle Financial Services, Inc. 2023 Stock Incentive Plan and vote on such other business, if any, that may properly come before the meeting or any adjournment. The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment the persons named in the proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE - ELECTION OF DIRECTORS

The Board of Directors of the Company is structured into three classes (I, II, and III) with one class elected each year to serve a three-year term. The term of Class II Directors will expire at the Annual Meeting. Mr. Byrd, a Class II Director, has not been nominated to stand for re-election as a Class II director at the Annual Meeting pursuant to the age requirements set forth in the Bank’s Bylaws. The persons named below, all of whom are currently members of the Board, will be nominated to serve as Class II Directors. If elected, the Class II nominees will serve until the 2026 Annual Meeting of Shareholders or until their respective successors are elected and qualified. All nominees have consented to be named and have indicated their intent to serve if elected. Those nominees receiving the greatest number of votes shall be deemed elected even though they may not receive a majority. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal.

Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class I and III Directors who will continue in office until the 2025 and 2024 Annual Meetings of Shareholders, respectively. The following biographical information discloses each Director’s age, principal occupation during the last five years and the year that each individual was first elected to the Board of Directors of the Company or previously to the Board of Directors of Bank of Clarke (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Company. In addition, the following information includes the particular experiences, qualifications, attributes and skills that lead the Board to conclude that each person should serve as a Director.

The Board of Directors recommends a vote FOR the Directors nominees set forth below.

Class II (Nominees to serve until the 2026 Annual Meeting):

Brandon C. Lorey, 54, has been a director since 2019.

Mr. Lorey has been the President and Chief Executive Officer of both the Company and the Bank since July 2019. Prior to joining the Company in 2019, he served as Executive Vice President, Head of Consumer Banking of United Bank, a $7.3 billion asset bank headquartered in Connecticut, since 2015. Previously, he served as Executive Vice President, Consumer Lending from April 2014 to June 2015, as Senior Vice President, Head of Consumer Lending from February 2013 to April 2014. Prior to joining United Bank and its predecessors, he served as Chief Credit and Lending Officer for H&R Block Bank in Kansas City, Senior Vice President at Sovereign Bank in Pennsylvania and held various roles at Chevy Chase Bank, a Federal Savings Bank in Maryland, including Vice President of risk, finance, operations and direct sales.

Douglas C. Rinker, 63, has been a director since 2006.

Mr. Rinker is the Chairman of the Board of Winchester Equipment Company, an equipment sales, rental and service company headquartered in Winchester, Virginia. Additionally, Mr. Rinker currently serves as Chairman of the Frederick County Economic Development Authority. As the Chairman of a successful company, Mr. Rinker provides the Board with valuable insight and guidance on the issues of corporate strategy, business community growth and risk management. Mr. Rinker has demonstrated his commitment to the community by assisting several community and civic organizations.

John D. Stokely, Jr., 70, has been a director since 2006.

Mr. Stokely is the President and owner of Cavalier Land Development Corp., a real estate development company in Oakton, Virginia and is a former President of the Northern Virginia Building Industry Association and the Home Builders Association of Virginia. Mr. Stokely is also a former Chairman and a current Trustee of Shenandoah University as well as a Trustee of the University of Virginia School of Engineering and Applied Science. His broad experience and perspective as an entrepreneur brings to the Board a substantial resource with respect to finance, strategic planning and corporate governance.

Class I (Incumbent directors to serve until the 2025 Annual Meeting):

Thomas T. Gilpin, 70, has been a director since 1986.

Mr. Gilpin is the Chairman of the Board of both the Company and the Bank. He is the President of Lenoir City Company, a real estate investment company in Winchester, Virginia. He is also President of Clarco Corporation, which operates as Northside Lanes, a bowling center in Winchester, Virginia. He is also a Board member for Valley Health System. Mr. Gilpin’s broad experience provides the Company leadership and consensus-building skills to guide the Board through critical discussions regarding its current challenges and future strategic initiatives.

Scott M. Hamberger, 51, has been a director since 2016.

Mr. Hamberger is the President and Chief Executive Officer of Integrus Holdings, Inc. where he has been employed since founding the company in 1993. Integrus’ flagship business, Fortessa Tableware Solutions, is a recognized global leader in commercial foodservice and upscale consumer tableware. As an entrepreneur and executive, Mr. Hamberger brings analytical ability and leadership skills to his role as director. Additionally, he has served as a Director and Chairman of the Loudoun County Chamber of Commerce, as a Trustee and Chairman of Inova Loudoun Hospital, and as a Trustee of Marymount University. By living, volunteering, and operating a business in the Company’s area of operations, Mr. Hamberger is able to help identify the needs of the Company’s customers and potential customers.

John R. Milleson, 66, has been a director since 1999.

Mr. Milleson had been the President and Chief Executive Officer of both the Company and the Bank from 1999 to July 2019. From 1997 to 1999, he was Executive Vice President and Secretary-Treasurer of the Company and Executive Vice President and Chief Administrative Officer of the Bank. He brings operational risk management and financial accounting knowledge.

Robert W. Smalley, Jr., 71, has been a director since 1989.

Mr. Smalley is the active member of Smalley Properties, LLC and the President of Smalley Package Co., Inc., a company focused on real estate management in Berryville, Virginia. He is also the Vice Chairman of Loudoun Mutual Insurance Company, a property and casualty insurance provider in the State of Virginia. Mr. Smalley’s institutional knowledge and longstanding board service make him a distinctively qualified member of the board.

Class III (Incumbent directors to serve until the 2024 Annual Meeting):

Tatiana C. Matthews, 66, has been a director since 2022.

Ms. Matthews is the Co-Founder, President and Chairman of the Board of the Matthews Group, Inc. t/a TMG Construction Corporation (TMG). TMG is a leading design/builder and general contractor serving institutional, governmental, and military clients. Woman/Native American owned and MBE-certified, TMG specializes in new construction, renovations and additions, and facilities maintenance support under Lump Sum, Indefinite Delivery/Indefinite Quantity (IDIQ) Task Order and Job Order contracts.

Edward Hill, III, 58, has been a director since 2022.

Dr. Hill is a physician executive, entrepreneur, investor, innovator and medical jurisprudence professional with cross-discipline education, training and experience and a cross-functional skill set. He is a founding member of several corporations and companies in the northern Virginia area including Alpharix Partners, LLC, Fetal Cerebral, Inc., and Forensic Perinatal, Inc.

Mary Bruce Glaize, 67 has been a director since 1998.

Mrs. Glaize is a retired educator and local volunteer. She currently serves on the finance committee of the Board of Shenandoah University and is a member of the Garden Club of Virginia Partnership for Parks. Additionally, Mrs. Glaize is a founder and trustee emerita of the Shenandoah Valley Discovery Museum. Her involvement in the communities in which the Company operates allows her to identify the needs of the Bank’s customers and potential customers.

Cary C. Nelson, 48, has been a director since 2018.

Mrs. Nelson is the President of H.N. Funkhouser & Company, a local family-owned petroleum company that operates in the Northern Shenandoah Valley of Virginia. Mrs. Nelson is a native of the Winchester/Frederick County, Virginia area. She is a Certified Public Accountant with a Bachelor of Science degree from the University of Richmond. Additionally, Mrs. Nelson is the former President of the Rotary Club of Winchester. Is a board member of the Mount Hebron Cemetery and the Top of Virginia Regional Chamber. Her business experience and skill set are valuable resources to the Company in both her role on the Board of Directors and the Company’s Audit Committee.

Directors Not Standing for Re-Election

Thomas T. Byrd, 77, has been a Director since 1995.

Mr. Byrd is a Director of Winchester Cold Storage, a member of the Rotary Club of Winchester and a member of the Mount Hebron Cemetery Board of Managers. Additionally, Mr. Byrd owns both North Kent Properties LLC and HTB Investments LLC, real estate management firms in Winchester, Virginia. In March 2018, Mr. Byrd retired from a long career in the newspaper publishing business of local and regional newspapers. Through his experiences, Mr. Byrd has developed relevant financial, accounting and compliance knowledge.

Executive Officers Who Are Not Directors

Kathleen J. Chappell, 56, has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since 2019. Previously, she served as Senior Vice President and Chief Financial Officer of the Company and the Bank from 2009 to 2019. From 2005 to 2008 she served as Senior Vice President and Chief Financial Officer of Middleburg Financial Corporation.

Kaley P. Crosen, 57, has served as Secretary of the Company and as Executive Vice President and Chief Human Resources Officer of the Bank since 2019. Previously, she served as Senior Vice President and Human Resources Director from 2008 to 2019. Ms. Crosen served as Vice President of Human Resources from 1999 to 2008.

Joseph T. Zmitrovich, 53, has served as President and Chief Banking Officer of the Bank since 2022. Previously, he served as Executive Vice President and Chief Banking Officer from 2020 to 2022 and Executive Vice President and Chief Revenue Officer of the Bank from 2019 to 2020. Mr. Zmitrovich served as Senior Vice President and Chief Lending Officer of the Bank from 2016 to 2019. From 2015 to July 2016, he served as Market President of the Southern Pennsylvania region for BB&T. From 2008 to 2015 he served as Senior Vice President and Commercial Executive for Susquehanna Bank.

SECURITY OWNERSHIP

Ownership of Directors and Executive Officers

The following table sets forth, as of March 17, 2023, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers included in the “Summary Compensation Table” below (collectively, the “named executive officers”) and by all directors and executive officers as a group.

	Amount and Nature
	of Beneficial		Percent of
Name of Beneficial Owner	Ownership (1)		Class (2)
Thomas T. Byrd	62,669	(3)	1.78%
Kathleen J. Chappell	12,642		*
Thomas T. Gilpin	113,429	(3)	3.22%
Mary Bruce Glaize	14,385		*
Scott M. Hamberger	2,516		*
Edward Hill III	1,400		*
Brandon C. Lorey	28,373		*
John R. Milleson	140,977	(3)	4.00%
Tatiana C. Matthews	1,344		*
Cary R. Nelson	4,135		*
Douglas C. Rinker	19,199		*
Robert W. Smalley, Jr.	22,640	(3)	*
John D. Stokely, Jr.	16,893		*
Joseph T. Zmitrovich	18,299		*

Directors and executive officers as a group (15 persons)	502,508	(3)(4)	14.26%

* Percentage of ownership is less than one percent of the outstanding shares of Common Stock.

(1)
For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has, or shares, the power to vote, or direct the voting, of the security or the power to dispose of, or direct, the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
(2)
Based on 3,522,874 shares issued and outstanding at March 17, 2023.
(3)
Amounts presented include shares of Common Stock that the individuals beneficially own indirectly through family members and affiliated companies and other entities as follows: Mr. Byrd, 62,069; Ms. Chappell, 30; Mr. Gilpin, 65,139; Mr. Milleson, 94; Ms. Nelson, 312; Mr. Smalley, 1,639; Mr. Stokely, 5,815.
(4)
Amounts presented include shares of Common Stock held in the Bank of Clarke County Employee 401(k) Savings and Stock Ownership Plan as follows: Mrs. Crosen, 3,798.

Ownership of Certain Beneficial Owners

The following table sets forth, as of March 17, 2023, certain information with respect to the beneficial ownership of shares of Common Stock by each person who owns, to the Company’s knowledge, more than 5% of the Company’s Common Stock.

Name and Address	Number of Shares		Percent of Class (%) (1)
James R. Wilkins, Jr. 13 South Loudoun Street Winchester, Virginia 22601	252,418	(2)	7.17

(1)
Based on 3,522,874 shares issued and outstanding at March 17, 2023.
(2)
Amount includes 37,000 shares held as trustee under the terms of certain trusts and 19,882 shares held by affiliated companies and other entities.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during the 2022 year, all filing requirements applicable to its officers and directors were timely satisfied other than as follows: one report reporting one transaction for each of Ms. Crosen, Mr. Hill, Mr. Lorey, Ms. Matthews and Mr. Milleson.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company’s business through discussions with the Chairman of the Board, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 11 individuals of its total 12 members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”): Mrs. Glaize, Ms. Matthews, Mrs. Nelson and Messrs. Byrd, Gilpin, Hamberger, Hill, Milleson, Rinker, Smalley and Stokely. There are no relationships between the Company and any independent directors. The director not considered independent is Mr. Lorey, who serves as the President and Chief Executive Officer of the Company.

Board Leadership Structure and Risk Oversight

The Company has been operating for over 140 years using a board leadership structure in which the President and Chief Executive Officer (“CEO”) and Chairman of the Board of Directors positions are filled by separate individuals. The Company believes that its leadership structure is appropriate because by having an outside independent Chairman, there exists a certain degree of control and balanced oversight of the management of the Board’s functions and its decision-making processes. In accordance with the Company’s Bylaws, the Board of Directors elects the CEO and the Chairman, and each of these positions may be held by the same person or may be held by two persons. Under the Company’s Corporate Governance Guidelines, the Board does not have a policy, one way or the other, on whether the role of the Chairman and CEO should be separate and, if it is to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Under its charter, the Nominating and Corporate Governance Committee periodically reviews and recommends to the Board the leadership structure of the Board. Because the Company’s Chairman and CEO positions are served by two individuals, the Company currently does not require a Lead Director.

The Company believes that its leadership structure allows the directors to provide effective oversight of its risk management function. The Audit Committee oversees the accounting and financial reporting processes of the Company, as well as legal and compliance matters and risk management. The Audit Committee charter provides that the Audit Committee is responsible for overseeing the internal controls of the Company along with its adherence with compliance and regulatory requirements. In carrying out its responsibilities, the Audit Committee works closely with members of Company’s executive management and employees of the firm to which the external audit services of the Company are outsourced. The Audit Committee meets regularly and receives an overview of findings from various risk management initiatives including internal audits, Sarbanes Oxley and compliance reports. The Audit Committee also receives updates between its regular meetings from the CEO, Chief Financial Officer (“CFO”) and Chief Risk Officer (“CRO”) and other members of management relating to risk oversight matters. The Audit Committee provides minutes of all its meetings to the full Board. The full Board also engages in periodic discussions with the CEO, CFO and other corporate officers as the Board may deem appropriate.

In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the Compensation Committee considers the risks that may exist in the Company’s executive compensation programs. For a discussion of the Compensation Committee’s review of the Company’s senior executive officer compensation plans, employee incentive compensation plans, and the risks associated with these plans, see “Compensation Policy and Practices Review” on page 9 of this Proxy Statement.

Code of Ethics

The Board of Directors has approved a Code of Ethics for directors, officers and all employees of the Company and the Bank. The Board has also approved an addendum to the Code of Ethics applicable to the Company’s senior financial management, consisting of the Chief Executive Officer and Chief Financial Officer. The Code of Ethics addendum addresses, among other things, standards that are reasonably necessary to promote honest and ethical conduct, including conduct with respect to conflicts of interest, full, fair, accurate, timely and understandable disclosure in the Company’s required periodic reports and compliance with applicable governmental rules and regulations. A copy of the Company’s Code of Ethics and its addendum may be obtained by visiting the “Investor Relations” section of the Bank’s website at www.bankofclarke.bank.

Board and Committee Meeting Attendance

During 2022, the Board of Directors of the Company held eight meetings. The directors of the Company also serve as directors of the Bank. The Bank’s Board held eleven meetings in 2022. During 2022, all directors attended greater than 75% of the aggregate number of meetings of both Boards of Directors and meetings of committees on which he or she was a member.

Executive Sessions

Independent directors meet periodically outside of regularly scheduled Board meetings. These sessions are led by the Chairman of the Board. The independent directors met four times during 2022.

Committees of the Board

Audit Committee. The Audit Committee is appointed by the Board of Directors to fulfill its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of both the Company’s Director of Internal Audit and the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee, which may be viewed by visiting the “Investor Relations” section of the Bank’s website at www.bankofclarke.bank.

The Audit Committee met five times during 2022. This committee consists of Mrs. Nelson and Messrs. Gilpin, Hamberger, Hill and Smalley. Each of the members of the Audit Committee is independent as that term is defined in the listing standards of Nasdaq and SEC regulations. The Board has determined that Mrs. Nelson qualifies as an audit committee financial expert as defined by SEC regulations and has designated her as the Company’s audit committee financial expert.

Compensation Committee. The Compensation Committee is a committee of the Bank’s Board of Directors. The Compensation Committee met five times in 2022. The Compensation Committee reviews the CEO’s performance and compensation and reviews and sets guidelines for compensation of the other executive officers. All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are reported to the full Board of Directors. The Compensation Committee consists of Ms. Matthews and Messrs. Hamberger, Rinker, and Smalley, each of whom is independent as that term is defined by the listing standards of Nasdaq and SEC regulations. The Compensation Committee and the Board of Directors have adopted a written charter for the Compensation Committee, which may be viewed by visiting the “Investor Relations” section of the Bank’s website at www.bankofclarke.bank.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is appointed by the Board of Directors. The Nominating/Corporate Governance Committee met one time during 2022. The Nominating/Corporate Governance Committee consists of Mrs. Nelson and Messrs. Byrd, Gilpin, Milleson, Rinker and Stokely, each of whom is independent as that term is defined in the listing standards of Nasdaq. The purpose of this committee is to recommend individuals for election to the Board of Directors in accordance with the Company’s Articles of Incorporation and Bylaws and oversee the corporate governance practices of the Company. The Nominating/Governance Committee and the Board of Directors have adopted a written charter for the Nominating/Corporate Governance Committee, which may be viewed by visiting the “Investor Relations” section of the Bank’s website at www.bankofclarke.bank.

In identifying potential nominees, the Nominating/Corporate Governance Committee takes into account such factors as it deems appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management and independent directors and the need for specialized expertise. The Board considers candidates for Board membership suggested by its members and management, and the Board will also consider candidates suggested informally by a shareholder of the Company.

The Nominating/Corporate Governance Committee considers, at a minimum, the following factors for potential new directors or the continued service of existing directors:

•
the ability of the prospective nominee to represent the interests of the shareholders of the Company;
•
the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and
•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise that represents a diversity of background appropriate for the Board.

The process used for selecting new candidates for the Board of Directors involves identifying the need to add a new member with specific qualifications or to fill a vacancy. The Chairman of the Nominating/Corporate Governance Committee will initiate a search, which may involve seeking input from Board members and senior management, and considering any candidates recommended by shareholders. A list of candidates which satisfy certain criteria and otherwise qualify for membership is presented to the Nominating/Corporate Governance Committee. The Chairman of the Board, along with the President and Chief Executive Officer, conducts interviews with preferred candidates from the list. Afterwards, the Nominating/Corporate Governance Committee meets to conduct further interviews of preferred candidates, if necessary, and to recommend final candidates for approval by the full Board of Directors.

Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Company in connection with an Annual Meeting if timely written notice is received, in proper form, for each such recommended Director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Company. To be timely for the 2024 Annual Meeting, the notice must be received within the time frame set forth in the section titled “Shareholder Proposals for the 2024 Annual Meeting” within this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.

Annual Meeting Attendance

The Company has not adopted a formal policy on director attendance at its Annual Meeting, although all directors are encouraged to attend and historically most have done so. All directors attended the Company’s 2022 Annual Meeting.

Shareholder Communication

Shareholders and other interested parties may communicate with all members or any member of the Board of Directors by addressing correspondence to “Board of Directors” or to the individual director. Such correspondence should be addressed to the Secretary of the Company, P.O. Box 391, Berryville, Virginia 22611. All communications so addressed will be forwarded promptly, without screening, to the Chairman of the Board of Directors (in the case of correspondence addressed to “Board of Directors”) or to the individual director.

Anti-Hedging Policies

The Company currently does not have any policies with respect to financial instruments or transactions in derivative securities or otherwise that hedge or offset any decrease in the market value of the Company’s common stock.

Director Compensation

The following table provides compensation information for the year ended December 31, 2022, for each non-employee director of the Company’s Board of Directors:

Director Compensation Table

Fiscal Year 2022

	Fees Earned
	or Paid in Cash	Stock Awards	Total
Name (1)	($)	($) (2)	($)
Thomas T. Byrd	24,600	20,994	45,594
Thomas T. Gilpin	40,100	20,994	61,094
Mary Bruce Glaize	22,900	20,994	43,894
Edward Hill, III	21,900	20,994	42,894
Scott M. Hamberger	24,000	20,994	44,994
Tatiana C. Matthews	20,600	20,994	41,594
John R. Milleson	26,700	20,994	47,694
Cary C. Nelson	27,600	20,994	48,594
Douglas C. Rinker	26,100	20,994	47,094
Robert W. Smalley, Jr.	25,500	20,994	46,494
John D. Stokely, Jr.	25,500	20,994	46,494

____________________

(1)
Brandon C. Lorey, the Company’s President and Chief Executive Officer, is not included in this table as he receives no compensation for his services as a director. The compensation received by Mr. Lorey as an employee is shown in the Summary Compensation Table on page 12.
(2)
The amounts in this column reflect the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (formerly FASB 123R, Share–Based Payment). The grant date fair value for these stock awards of $34.99 per share was based on the closing sales price of the Company’s common stock on the grant date (July 27, 2022). At December 31, 2022, each non-employee director had no shares of restricted stock outstanding. During 2022, each director received 600 shares of restricted stock in July, which vested in December.

The Compensation Committee evaluates the compensation of the directors annually. The Compensation Committee relies primarily on information regarding the director compensation of similar financial institutions. Based on this evaluation, the Compensation Committee recommends changes in compensation to the Board of Directors for approval.

Non-employee members of the Board of Directors each receive an annual retainer and $500 per Board meeting attended from January through June 30, 2022, for service as a member of the Bank’s Board of Directors. For the second half of 2022, the annual retainers for the directors were increased and the $500 per meeting fee terminated. During 2022, the Chairman of the Board’s retainer was $28,500 and other directors’ retainer was $17,500. Members of the Audit Committee and Compensation Committee received $400 per meeting attended. Members of all other Bank committees received $200 per meeting attended during 2022. In addition to cash compensation, non-employee members of the Board of Directors receive stock awards in accordance with the Company’s Stock Incentive Plan, as disclosed in the footnotes of the table above.

Certain Relationships and Related Transactions

The Company, through its subsidiary Bank, grants loans to and accepts deposits from its directors, principal officers and related parties of such persons during the ordinary course of business. Loans are granted on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers not related to the Company and do not involve more than the normal risk of collectability or present other unfavorable features. The aggregate balance of loans to directors, principal officers and their related parties was $5,125,755 at December 31, 2022. Deposits are accepted on the same terms, including interest rates, as those prevailing at the time for comparable transactions with other customers. The aggregate balance of deposits from directors, principal officers and their related parties was $11,044,352 at December 31, 2022.

The Company has not adopted a formal policy that covers the review and approval of related person transactions by the Board of Directors. The Board, however, does review all such transactions that are proposed to it for approval. During such a review, the Board will consider, among other things, the related person’s relationship to the Company, the facts and circumstances of the proposed transaction, the aggregate dollar amount of the transaction, the related person’s relationship to the transaction and any other material information. The Audit Committee of the Board also has the responsibility to review significant conflicts of interest involving directors or executive officers.

In addition, any extensions of credit to directors and officers are required to be on substantially the same terms as comparable transactions to non-related parties at the time of the extension of credit, pursuant to Regulation O – Loans to Executive Officers, Directors and Principal Shareholders of Member Banks of the banking regulations applicable to us.

Compensation Policy and Practices Review

The Compensation Committee has authority over the selection, use, and retention of any compensation consultant or any other experts engaged to assist the Committee in discharging its responsibilities. During 2022, the Committee engaged Pearl Meyer and Partners, LLC “PM” to act as consultant and independent advisor to the Committee. PM assisted the Committee in reviewing compensation strategy and recommending changes to the Company’s peer group, as well as selecting and reviewing compensation and performance data for a peer group of comparable, community financial institutions. PM also aided with conducting assessments of compensation policy, plans, practices to address reporting requirements, long term incentive grant determinations, risk assessment of compensation, and provided periodic updates on regulatory and reporting requirement changes related to compensation. In its capacity as advisor to the Compensation Committee, PM worked directly for the Committee and periodically met with Committee Chair without the presence of Company management. Additionally, PM provided consulting to the Company with regard to director compensation as well as director and CEO performance evaluations. As a result of the above noted actions, the Committee found that the Company’s compensation policies, plans and practices do not encourage unnecessary or unreasonable risk-taking and do not give rise to risks that are reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

General. The Compensation Committee of the Bank’s Board of Directors reviews the salary and other compensation of executive officers, including the named executive officers, and provides oversight of the compensation programs. The Compensation Committee consists entirely of non-employee, independent members of the Board of Directors and operates under a written charter approved by the Board of Directors. The Compensation Committee establishes and approves the compensation of the President and Chief Executive Officer. The President and Chief Executive Officer recommends the compensation of the other executive officers of the Company and its subsidiary to the Compensation Committee for its review and approval.

Management Say on Pay Vote Results for 2022. At the Company’s 2022 Annual Meeting of Shareholders, approximately 95% of the shareholders who voted on the "say on pay" proposal approved the compensation paid to the Company’s named executive officers. The Compensation Committee believes that the shareholder vote confirms the philosophy and objective of linking our executive compensation to our operating objectives and the enhancement of shareholder value. This level of shareholder support is viewed as an affirmation of the Company’s current pay practices, and as a result, no significant changes were made to our pay practices. The Compensation Committee will continue to consider the outcome of the Company's say on pay votes when making future compensation decisions for the named executive officers.

The Committee evaluates the appropriateness and competitiveness of the Company's total compensation program in light of shareholder feedback generally and to ensure the Company's executive compensation program represents the best interests of shareholders. The Committee is committed to performing a thorough assessment and making changes as deemed necessary to attract and retain the highest quality talent, to reward for achieving the Company's objectives, and to align with the best interests of the Company and its shareholders.

At the Company’s 2019 Annual Meeting of Shareholders, the shareholders voted on the frequency with which their advisory vote should be held in the future – every one, two or three years. Consistent with shareholders’ voting, the Company will follow a three-year cycle, and shareholders will be asked to vote on a “say on pay” proposal again in 2025.

Objectives of the Compensation Program. The primary objective of the executive compensation program is to attract and retain highly skilled and motivated executive officers who will manage the company in a manner to promote its growth and profitability and to advance the interest of its shareholders. Additional objectives of our executive compensation program are the following:

•
align executive pay with shareholders’ interests;
•
recognize individual initiative and achievements; and
•
unite the entire executive management team to a common objective.

Executive Compensation Principles. The executive compensation program generally consists of base salaries, annual cash incentive payments in the form of annual bonuses and long-term equity incentives in the form of stock awards. These components of executive compensation are used together to strike an appropriate balance between cash and stock compensation and between short-term and long-term incentives. We expect a portion of an executive officer’s total compensation to be tied both to the Company’s annual and long-term performance as well as to the creation of shareholder value. In particular, we believe that short-term annual cash incentive compensation should be tied directly to both Company performance and individual performance for the fiscal year. In contrast, we believe that the value of long-term incentive compensation should be tied directly to long-term company performance and an increase in shareholder value. Under the program, performance above targeted standards results in increased total compensation, and performance below targeted standards results in decreased total compensation.

We differentiate compensation to executive officers based on the principle that total compensation should increase with an executive officer’s position and responsibility. Executive officers with greater roles and responsibilities associated with achieving performance targets should receive a lesser proportion of the reward if those targets are not achieved and should receive a greater proportion of the reward if those targets are met or surpassed. In addition, as an executive officer’s position and responsibility increases, the use of long-term incentive compensation should increase where executive officers have the greatest influence on strategic performance over time.

How Executive Pay Levels are Determined. The Compensation Committee reviews the executive compensation program and its elements annually. In determining the compensation of the executive officers, the Committee evaluates total overall compensation, as well as the mix of salary, cash bonus incentives and equity incentives, using a number of factors including the following:

•
the Company’s financial and operating performance, measured by attainment of specific strategic objectives and operating results;
•
the duties, responsibilities and performance of each executive officer;
•
historical cash and equity compensation levels; and
•
comparative industry market data to assess compensation competitiveness.

With respect to comparative industry data, the Compensation Committee reviews executive salaries and evaluates compensation structures and the financial performance of comparable companies in a peer group established by the Compensation Committee. The peer group used for comparison purposes is comprised of public companies in the banking industry that are similar in size with similar market capitalizations and other characteristics.

Components of Executive Compensation. The components of the executive compensation program included base annual salary, annual cash incentive payments in the form of bonuses and long-term incentives through equity compensation under the Company’s Stock Incentive Plan. The Company provides retirement benefits through a 401(k) savings plan. The Company also provides health and welfare benefits that include participation in health, dental and vision plans and various insurance plans, including disability and life insurance.

Each of the components of executive compensation is designed to reward and provide incentives to executive officers consistent with the Company’s overall policies and principles on executive compensation. These components and the rationale and methodology for each are described below. Specific information on the amounts and types of compensation earned by the named executive officers during 2022 can be found in the “Summary Compensation Table” and other tables and narrative disclosures following this discussion.

Base Salary: The Company’s philosophy regarding base salary is to provide reasonable current income to the named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance.

The base salary for the President and Chief Executive Officer of the Company is approved by the Compensation Committee of the Board of Directors. In making determinations regarding compensation for the President and Chief Executive Officer for 2022, the Compensation Committee evaluated the performance of Mr. Lorey based on the Company’s financial performance, achievements in implementing the Company’s long-term strategy, and the personal observations of his performance by the members of the Board of Directors. No particular weight was given to any particular aspects of the performance of the Chief Executive Officer.

Base salaries for executive officers other than the President and Chief Executive Officer are recommended by the President and Chief Executive Officer to the Compensation Committee for review and approval. In making base salary recommendations for 2022, the President and Chief Executive Officer evaluated the performance of the executive officers based on the Company’s financial performance, achievements in implementing the Company’s long-term strategy, and the personal observations of the executive officers’ performance by the Chief Executive Officer. The President and Chief Executive Officer also reviews the salary survey prepared by the Virginia Bankers Association. No particular weight was given to any particular aspects of the performance of the executive officers.

Annual Incentive Bonus: In 2022, the Compensation Committee approved performance metrics under our Senior Officer Incentive Compensation Plan “SOICP”, which sets the target level of executive cash incentives as a percentage of base salary, as further described below, at December 31, 2022. Each of the named executive officers participates in the SOICP.

Executive officers currently have the opportunity to earn an annual incentive award up to a predetermined percentage of total base salary determined by achievement of the Company's operating or consolidated performance goals. In addition to promoting the achievement of corporate performance goals, the incentive awards are designed to align the interests of executive management with those of shareholders in managing a profitable and sound institution.

In 2022, the SOCIP was designed to provide incentives that would be reasonable in relation to the payment of base salaries and overall compensation to executive officers, to be competitive with market and peer group incentive practices, and to provide executive officers the opportunity to earn above-target incentives for above-target performance. Consistent with the design goals of our SOICP, the Compensation Committee determined that 2022 incentive opportunities for the named executive officers should be targeted within a range of 10% to 30% of base salary of the named executive officers. The maximum level of incentive opportunities for named executive officers ranges from 15% to 45% of base salary.

Incentive awards are increased when performance exceeds performance targets, and awards are decreased when performance falls below performance targets. Under the SOICP, incentive awards were realized when actual performance results fell within a range of 85% to 125%. Results that fall below the 85% threshold result in no incentives being awarded. Ultimately, all incentive awards under the 2022 SOICP are at the discretion of the Compensation Committee. Based on discussion with executive management, the Compensation Committee approved the plan performance objectives and the award formula or matrix by which all awards under the 2022 SOICP were calculated. Performance measures were selected based on important priorities for the Company in 2022. The Compensation Committee approved a weight for each performance measure to indicate its relative importance and the percent of overall incentives that could be earned for that particular performance measure.

The financial and operating targets approved by the Compensation Committee for the 2022 Senior Officer Incentive Compensation Plan were return on average assets, efficiency, net loan growth and the ratio of noninterest income to total income. In order for any amounts to be awarded with respect to the four financial and operating targets of the SOICP, the Company’s pretax net income needed to reach 80% of its 2022 target. Additionally, should the Company’s nonperforming assets to total assets ratio have reached 1.25%, awards to the plan participants would have been decreased by 20%. The 2022 incentive award payments to each executive officer are disclosed in the “Summary Compensation Table” below.

Equity Compensation: The Compensation Committee may provide equity compensation to executive officers through long-term stock awards pursuant to the 2014 Stock Incentive Plan. Equity grants have been made to executive officers in the form of restricted stock, which is both time and performance based. The time-based shares vest over a three-year period whereby the executive receives one-third of the shares on each of the three subsequent anniversaries of the grant date if that executive is employed on the anniversary date. Performance-based shares are earned over a two-year performance period with vesting at the end of the first and second year based on performance and service. The goal of the Compensation Committee in granting equity compensation is to directly link an executive’s compensation opportunities with shareholder value creation. The multi-year vesting of stock awards focuses executive officers on consistent long-term growth in shareholder value and requires executive officers to remain employed for extended periods to receive the full benefit of the awards.

On January 19, 2022, the Compensation Committee awarded restricted stock grants and performance vested shares to the executive officers. The total amount of stock awards was set based on the executive’s position. The Compensation Committee determined that these stock awards should be split between time and performance-based shares. Our Chief Executive Officer was granted a mix of 50% time-vested and 50% performance-vested shares (at target); while other named executive officers were granted a mix of 60% time-vested and 40% performance-vested shares (at target).

The number of time-vested and target number of performance-vested shares for each executive officer are shown in the table below:

Name	Position	Number of Time-vested Shares	Target Number of Performance-vested Shares
Brandon C. Lorey	Chief Executive Officer	2,674	2,674
Kathleen J. Chappell	Chief Financial Officer	1,761	1,174
Joseph T. Zmitrovich	President and Chief Banking Officer, Bank of Clarke	2,010	1,340

The performance-based shares granted in 2022 contained vesting conditions whereby the executive was entitled to receive up to one half of target shares depending upon the Company’s 2022 performance with vesting of any earned shares one year from the grant date. The remainder of the shares that may be earned depend upon the Company’s two-year average performance for 2022 through 2023 and vesting two-years from the grant date. For performance-vested shares, we measure our Return on Average Assets “ROAA” percentile ranking versus a custom performance peer group of SEC-reporting banks in Virginia and nearby states with median assets comparable to the Company and generally in a range from half to twice our asset level.

A portion of each executive’s target performance-vested share grant can be earned based on ROAA percentile ranking for the performance periods defined above:

ROAA Performance Percentile Rank
Below 25th Percentile	25th Percentile	50th Percentile	75th Percentile
Portion of Target Performance-vested Share Earned
None	0.5 times Target	Target	1.5 times Target

For ROAA percentile ranking that falls between the percentiles shown above, straight-line interpolation is used to determine the portion of target award earned. Number of earned shares is capped at 1.5 times target. A participant must be employed on the vesting date of each performance period to receive shares earned for performance during that period.

Retirement and Other Benefits: The Company provides additional compensation to the named executive officers through various plans which are also available to some or all of the employees. The Compensation Committee oversees these plans and the Compensation Committee considers these plans when reviewing a named executive officer’s total annual compensation and when determining the annual and long-term compensation components described above. These plans are described below.

Employee 401(k) Savings and Stock Ownership Plan

The Company sponsors a 401(k) savings plan under which eligible employees, including executive officers, may defer a portion of their salary on a pretax basis, subject to certain IRS limits. Each participant in this plan has the right to vote the shares of Common Stock allocated to his or her account. The 401(k) plan was amended, effective January 1, 2007, to include a non-elective safe-harbor employer contribution and an age-weighted employer contribution. Each December 31st, qualifying employees will receive a non-elective safe-harbor contribution equal to three percent of their salary for that year. Also, each December 31st, qualifying employees will receive an additional contribution based on their age and years of service. The percentage of salary for the age-weighted contribution increases on both factors, age and years of service, with a minimum of one percent of salary and a maximum of ten percent of salary.

In 2022, all executive officers participated in the 401(k) plan and each received all eligible matching contributions under the amended plan. The Company’s contribution to this plan on behalf of each named executive is disclosed in the “Summary Compensation Table” below.

Employment Agreements. In order to retain and attract executive officers, the Company recognizes the need to enter into employment agreements with provisions for benefits in connection with a termination of employment. The Compensation Committee evaluates the potential payments to executive officers under various arrangements that provide for severance payments, including termination and change of control arrangements, in connection with its annual review of executive compensation.

A description of the terms of our severance plans, the specific circumstances that trigger payment of benefits, an estimate of benefits payable upon the occurrence of those triggering events and other information relating to such plans can be found under the captions of “Employment Agreements” and “Potential Payments upon Termination of Employment or Change-in-Control” below.

Annual Compensation of Executive Officers

The following tables and discussion summarize the compensation earned during 2022 and 2021 by (1) the individual serving as chief executive officer during 2022 and (2) each of the two other most highly compensated executive officers who earned more than $100,000 in total compensation for services rendered in all capacities during 2022.

Summary Compensation Table

					Non-
					Equity
					Incentive
					Plan	All Other
				Stock	Compen-	Compen-
Name and		Salary	Bonus	Awards	sation	sation	Total
Principal Position	Year	($)	($)	($) (1)	($) (2)	($) (3)	($)
Brandon C Lorey	2022	515,000	25,000	188,517	139,050	50,729	918,296
President and Chief	2021	468,000	—	277,225	126,360	44,138	915,723
Executive Officer
Kathleen J. Chappell	2022	308,500	—	103,459	69,413	46,252	527,624
Executive Vice President and	2021	293,500	—	53,442	73,375	41,822	462,139
Chief Financial Officer
Joseph T. Zmitrovich	2022	373,000	—	118,088	83,925	47,967	622,980
Executive Vice President and Chief	2021	335,000	—	242,864	83,750	46,199	707,813

____________________

(1)
The amounts reported reflect the aggregate grant date fair value of the awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation (formerly FASB 123R Share–Based Payment). This presentation replaces the dollar amount recognized for financial statements purposes and has been reflected for all fiscal years presented. Stock awards consist of both restricted time and performance-based awards. Performance-based awards in the above table assume the probable outcome of performance conditions is equal to the target potential value of the awards. The maximum value of performance-based awards can equal 1.5 times target should the Company achieve certain performance conditions. Please see page 11 for a detailed discussion of equity compensation. For valuation and discussion of assumptions related to stock and option awards, please refer to Note 11 to the Company’s audited financial statements for the fiscal year ended December 31, 2022, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023.
(2)
This column represents bonus amounts earned under the Company’s Senior Officer Incentive Compensation Plan for achievements relating to Company performance and is discussed in further detail beginning on page 10 under the heading “Annual Incentive Bonus”. Based on the attainment of Company performance goals, the payout, as a percentage of base salary, for the 2022 incentive plan was 27.00% for the President and CEO, 22.50% for the Executive Vice President and CFO and 22.50% for the President and CBO. Based on the attainment of Company performance goals, the payout, as a percentage of base salary, for the 2021 incentive plan was 27.00% for the President and CEO, 25.00% for the Executive Vice President and CFO and 25.00% for the Executive Vice President and CBO.
(3)
The amounts in this column are detailed in the table titled “All Other Compensation” below.

The Company has entered into employment agreements with the named executive officers as described below in the “Employment Agreements” section. All compensation paid to the named executive officers is determined as described above in the Executive Compensation section.

All Other Compensation

Fiscal Year 2022

	401(k)	Life	Restricted
	Company	Insurance	Stock
	Contributions	Premiums	Dividends	Total
Name	($)	($) (1)	($) (2)	($)
Brandon C. Lorey	36,600	1,719	12,410	50,729
Kathleen J. Chappell	40,500	1,080	4,672	46,252
Joseph T. Zmitrovich	36,600	1,230	10,137	47,967

____________________

(1)
The amounts in this column represent the annual premium of group term life insurance with a death benefit equal to three times annual compensation, which the Bank provides to all employees.
(2)
The amounts in this column represent dividends received during 2022 on unvested shares of restricted stock. Under the Company’s Stock Incentive Plan, holders are entitled to dividends from the grant date through the vesting period.

Employment Agreements

The Company has entered into employment agreements with its named executive officers, as summarized below.

Brandon C. Lorey. The Company entered into an employment agreement with Mr. Lorey on July 10, 2019, which was amended and restated on January 10, 2020. The term of Mr. Lorey’s employment agreement continued until December 31, 2022, after which it will automatically extend each December 31 for successive one-year terms, unless either Mr. Lorey or the Company elects not to so extend. Mr. Lorey’s employment agreement provides for an initial base salary of $400,000 per year, and he is eligible for salary increases and bonuses or other incentive compensation, if any, in an amount determined by the Board of Directors. He is also entitled to participate in the Company's employee benefit plans and programs for which he is or will be eligible.

Mr. Lorey’s employment agreement provides for the termination of Mr. Lorey’s employment by the Company without “cause” or by him for “good reason” in the absence of a “change of control” (as those terms are defined in his employment agreement). In such cases, Mr. Lorey will be entitled to receive (i) his then-current base salary for two years following his termination, (ii) a payment in cash equal to the greater of his highest cash bonus in any of the three fiscal years before the year in which termination occurs and the amount of cash bonus that he was designated to receive under the Company’s annual incentive plan, (iii) a welfare continuance benefit of $15,000 and (iv) reasonable out-placement services paid by the Company up to an amount that does not exceed 10% of annual base salary. Mr. Lorey will not be entitled to any compensation or other benefits under the agreement if his employment is terminated for cause. If Mr. Lorey’s employment is terminated by the Company without “cause” or by him for “good reason” within one year following a “change of control” (as defined in his employment agreement), he will receive an amount equal to 299% of his average total compensation over the most recent five calendar year period of his employment with the Company prior to the change of control (subject to reduction to the extent that such payment constitutes an “excess parachute payment” under the Internal Revenue Code of 1986, as amended). Mr. Lorey’s entitlement to the foregoing severance payments is subject to his release and waiver of claims against the Company and his compliance with certain restrictive covenants as provided in the employment agreement.

Mr. Lorey’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 12 months following the last day of Mr. Lorey’s employment.

Kathleen J. Chappell. The Company entered into an employment agreement with on April 17, 2013, which was amended and restated on January 10, 2020. The initial term of Ms. Chappell’s employment agreement ended on December 31, 2022, after which it renewed for a term of one year on December 31, 2022, and will renew each December 31 thereafter, unless Ms. Chappell or the Company provides written notice to the other party at least 90 days prior to the applicable December 31. Her employment agreement provides for an initial base salary of $230,000, and Ms. Chappell is eligible for base salary increases and bonuses, as determined by the Board of Directors.

Ms. Chappell’s employment agreement provides for the termination of Ms. Chappell’s employment by the Company without “cause” and termination by her for “good reason” (as those terms are defined in her employment agreement). Termination under either of these circumstances will entitle Ms. Chappell to (i) the payment of her then-current salary for 24 months following termination, (ii) a payment in cash equal to the greater of her highest cash bonus in any of the three fiscal years before the year in which termination occurs and the amount of cash bonus that she was designated to receive under the Company’s annual incentive plan and (iii) a welfare continuance benefit equal to 18 times the excess of the premium that would apply for continued healthcare benefit coverage if COBRA continuation were elected, over the amount that she paid for such coverage immediately before termination. If Ms. Chappell is terminated without cause or resigns for good reason within one year following a “change of control” (as defined in her employment agreement), she will receive an amount equal to 299% of her base salary, annual bonus and equivalent benefits (subject to reduction to the extent that such payment constitutes an “excess parachute payment” under the Internal Revenue Code of 1986, as amended). Ms. Chappell will not be entitled to any compensation or other benefits under her employment agreement if her employment is terminated for “cause.”

Ms. Chappell’s employment agreement also contains covenants relating to non-competition and non-solicitation, each for a period of 12 months following the last day of Ms. Chappell’s employment, and covenants relating to confidentiality and nondisclosure.

Joseph T. Zmitrovich. The Company entered into an employment agreement with Mr. Zmitrovich on January 10, 2020 which was amended and restated on May 31, 2022. The initial term of Mr. Zmitrovich’s employment agreement ended on December 31, 2022, after which it renewed for a term of one year on December 31, 2022, and will renew each December 31 thereafter, unless Mr. Zmitrovich or the Company provides written notice to the other party at least 90 days prior to the applicable December 31. His employment agreement provides for an initial base salary of $373,000, and Mr. Zmitrovich is eligible for base salary increases and bonuses, as determined by the Board of Directors.

Mr. Zmitrovich’s employment agreement provides for the termination of Mr. Zmitrovich’s employment by the Company without “cause” and termination by him for “good reason” (as those terms are defined in his employment agreement). Termination under either of these circumstances will entitle Mr. Zmitrovich to (i) the payment of his then-current salary for 24 months following termination, (ii) a payment in cash equal to the greater of his highest cash bonus in any of the three fiscal years before the year in which termination occurs and the amount of cash bonus that he was designated to receive under the Company’s annual incentive plan and (iii) a welfare continuance benefit equal to 18 times the excess of the premium that would apply for continued healthcare benefit coverage if COBRA continuation were elected, over the amount that he paid for such coverage immediately before termination. If Mr. Zmitrovich is terminated without cause or resigns for good reason within one year following a “change of control” (as defined in his employment agreement), he will receive an amount equal to 299% of his base salary, annual bonus and equivalent benefits (subject to reduction to the extent that such payment constitutes an “excess parachute payment” under the Internal Revenue Code of 1986, as amended). Mr. Zmitrovich will not be entitled to any compensation or other benefits under his employment agreement if his employment is terminated for “cause.”

Mr. Zmitrovich’s employment agreement also contains covenants relating to non-competition and non-solicitation, each for a period of 12 months following the last day of Mr. Zmitrovich’s employment, and covenants relating to confidentiality and nondisclosure.

The Company has not entered into any other agreement or arrangement that provides for the payment of severance or similar benefits to any of the named executive officers in connection with a termination of employment for any other reason.

Holdings of Stock Options and Stock Awards

The following table contains information concerning unvested stock awards at December 31, 2022, for each of the named executive officers.

Outstanding Equity Awards

Fiscal Year-End 2022

	Stock Awards
					Equity
					Incentive
				Equity	Plan
				Incentive	Awards:
				Plan	Market or
				Awards:	Payout
				Number of	Value of
			Market	Unearned	Unearned
		Number of	Value of	Shares,	Shares,
		Shares or	Shares or	Units or	Units or
		Units of	Units of	Other	Other
		Stock That	Stock That	Rights	Rights
		Have Not	Have Not	That Have	That Have
	Grant	Vested	Vested	Not Vested	Not Vested
Name	Date	(#) (1)	($) (3)	(#) (2)	($) (3)
Brandon C. Lorey	1/2/2020	400	14,380	—	—
	1/4/2021	867	31,169	—	—
	7/1/2021	1,955	70,282	—	—
	1/19/2022	2,674	96,130	2,674	96,130

Kathleen J. Chappell	1/2/2020	266	9,563	—	—
	1/4/2021	667	23,979	—	—
	1/19/2022	1,761	63,308	1,174	42,205

Joseph T. Zmitrovich	1/2/2020	266	9,563	—	—
	1/4/2021	5,053	181,655	—	—
	1/19/2022	2,010	72,260	1,340	48,173

___________________

(1)
These amounts are comprised of unvested shares of time-based restricted stock at December 31, 2022. All shares granted vest over a three-year period whereby the executive receives one-third of the shares on the anniversary of the grant date if that executive is employed on the anniversary date.
(2)
These amounts are comprised of unvested target shares of performance based restricted stock at December 31, 2022, which were issued January 19, 2022. These shares contain vesting conditions whereby the executive may receive up to one half of target shares depending upon the Company’s 2022 performance with vesting of any earned shares one year from the grant date. The remainder of the shares that may be earned depend upon the Company’s two-year average performance for 2022 through 2023 and vesting two years from the grant date. Please see page 11 for a detailed discussion of equity compensation.
(3)
These amounts represent the fair market value of the restricted stock awards on December 31, 2022. The closing price of the Company’s common stock was $35.95 on that date.

Equity Compensation Plan

The following table set forth the information as of December 31, 2022, with respect to compensation plans under which shares of Common Stock are authorized for issuance:

Number of Securities
	Number of Securities to Be	Weighted Average	Remaining Available
	Issued upon Exercise of	Exercise Price of	for Future Issuance
	Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans (1)
Equity Compensation Plans
Approved by Shareholders:
2014 Stock Incentive Plan	—	—	325,873
Equity Compensation Plans Not
Approved by Shareholders:(2)	—	—	—
Total	—	—	325,873

_________

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2) The Company does not have any equity compensation plans that have not been approved by shareholders.

Potential Payments upon Termination of Employment or Change-in-Control

Potential Payments Upon Termination Following Change-in-Control

In the event of termination without cause or resignation for good reason following a change in control, the Company’s employment agreements with Mr. Lorey, Ms. Chappell and Mr. Zmitrovich provide for the payments described under “Employment Agreements” above.

Additionally, under the term of the Company’s Stock Incentive Plan, accelerated vesting of both outstanding stock options and restricted stock grants will occur in the event of a change in control. Typically, the payments relating to stock options represent the value of the unvested and accelerated stock options, calculated by multiplying the number of accelerated options by the difference between the exercise price and the closing price of the Company’s Common Stock on the applicable date.

Potential Payments Upon Involuntary Termination Without Cause or Good Reason

In the event of termination without cause or resignation for good reason, the Company’s employment agreements with Mr. Lorey, Ms. Chappell and Mr. Zmitrovich provide for the payments described under “Employment Agreements” above.

Pay Versus Performance

In accordance with a final rule adopted by the SEC in August 2022 implementing Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following table that sets forth certain compensation measures for certain of our officers alongside certain performance metrics for the Company:

Average
			Summary	Average	Value of
			Compensation	Compensation	Initial Fixed
			Table Total	Actually Paid	$100 Investment
	Summary	Compensation	for Non-PEO	to Non-PEO	Based on
	Compensation Table	Actually Paid	Named Executive	Named Executive	Total Shareholder	Net Income
	Total for PEO(1)	to PEO(2)	Officers(1)	Officers(2)	Return(3)	(in thousands)
Year	($)	($)	($)	($)	($)	($)
2022	918,296	921,209	575,302	577,200	130.32	14,521
2021	915,723	847,345	584,976	613,703	115.69	11,021

(1)
The PEO and non-PEOs for each year are as follows:
a.
PEO: Brandon C. Lorey
b.
Non-PEOs were Kathleen J. Chappell and Joseph T. Zmitrovich
(2)
Compensation Actually Paid is a calculation that begins with the Summary Compensation Table “SCT” total compensation in the given year with certain adjustments prescribed by the SEC rules. The following table provides a reconciliation of SCT total compensation with Compensation Actually Paid:

							Change in Fair
					Change in Fair	Fair Value of	Value of Stock
				Fair Value of	Value of	Stock Awards	Awards from
				Stock Awards	Unvested Stock	Granted and	Prior Years that	Fair Value of
			SCT Stock	Granted in the	Awards from	Vested in the	Vested in the	Stock Awards	Compensation
Name	Year	SCT Total	Awards	Covered Year	Prior Years	Covered Year	Covered Year	Forfeited	Actually Paid
PEO	2022	$918,296	$(188,517)	$192,261	$4,189	$—	$3,090	$(8,108)	$921,209
	2021	915,723	(277,225)	191,718	2,060	—	18,609	(3,540)	847,345
NEO
Average	2022	575,302	(110,773)	112,973	4,064	—	—	(4,366)	577,200
	2021	584,976	(148,153)	172,904	4,032	—	1,713	(1,770)	613,703

(3)
Total Shareholder Return represents the value of a hypothetical $100 investment beginning at market close on the last day of trading of 2020, assuming reinvestment of all dividends.

The relationship between (1) compensation actually paid to the PEO and the average compensation actually paid to NEOs other that the PEO and (2) cumulative total shareholder return on the common stock of the Company for the last two completed fiscal years is as shown in Figure 1.

Figure 1: Compensation Actually Paid and Total Shareholder Return (TSR)

The relationship between (1) compensation actually paid to the PEO and the average compensation actually paid to NEOs other than the PEO and (2) net income of the Company for the last two completed fiscal years is shown in Figure 2.

Figure 2: Compensation Actually Paid and Net Income

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed the firm of Yount, Hyde & Barbour, P.C., as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2023. Yount, Hyde & Barbour, P.C., as independent public accountants, audited the consolidated financial statements of the Company for the fiscal years ending December 31, 2022, and 2021. Yount, Hyde & Barbour, P.C. has served as the Company’s independent public accountants since 2015. Prior to appointment as independent public accountants, Yount, Hyde & Barbour, P.C. had provided internal audit services to the Company and the Bank since 2005. Representatives of Yount, Hyde & Barbour, P.C., are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although our Bylaws do not require shareholder ratification or other approval of the retention of our independent registered public accounting firm, as a matter of good corporate governance, the Board of Directors is requesting that the shareholders ratify the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2023. A majority of the votes cast by the holders of our common stock is required for the ratification of the appointment of Yount, Hyde & Barbour, P.C., as our independent registered public accounting firm. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF Yount, Hyde & Barbour, P.C., AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

AUDIT INFORMATION

Audit Committee Report

The Audit Committee's Report to the Shareholders, which follows, was approved and adopted by the Committee on March 23, 2023.

Management is responsible for the establishment and maintenance of the Company’s internal controls over financial reporting, assessing the effectiveness of those internal controls over financial reporting, maintaining the financial reporting process to ensure the accuracy and integrity of the Company’s consolidated financial statements, and compliance with laws and regulations and ethical business standards. The independent registered accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and the Company’s internal controls over financial reporting, expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles and expressing an opinion as to the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent registered accounting firm engaged for the purpose of issuing an audit report and performing other audit, review, or attestation services for the Company. The Audit Committee also monitors and oversees the accounting and financial reporting processes of the Company on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and Yount, Hyde & Barbour, P.C., the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2022 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and Yount, Hyde & Barbour, P.C., including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies, and practices used and significant reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board “PCAOB” and the SEC.

In addition, the Audit Committee discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management, and the independent registered public accounting firm provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant's communications with the audit committee concerning independence.

The Audit Committee also discussed with the Company’s internal auditor and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and the independent registered public accounting firm, with and without management in attendance, to discuss the results of their examinations, the evaluations of the internal controls of the Company, and the overall quality of the financial reporting of the Company. This included the Audit Committee’s monitoring the progress of remediation of noted control deficiencies, until resolved.

Based on such reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the Securities and Exchange Commission on March 29, 2023.

Audit Committee

Cary C. Nelson, Chairwoman

Thomas T. Gilpin

Scott M. Hamberger

Edward Hill

Robert W. Smalley, Jr.

Fees of the Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2022, and 2021 and for the review of the financial statements included in the Quarterly Reports on Form 10-Q for those fiscal years was $122,525 and $87,750, respectively.

Audit Related Fees. The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2022, and 2021 were $54,900 and $9,000, respectively. Audit related fees included consultation concerning financial accounting and reporting standards and employee benefit plan audits.

Tax Fees. The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services related to taxes during the fiscal years ended December 31, 2022, and 2021 was $13,950 and $13,454, respectively.

All Other Fees. The aggregate other fees billed by Yount, Hyde & Barbour, P.C. during the fiscal years ended December 31, 2022, and 2021 were zero.

Audit Committee Pre-Approval Policy

All audit and audit related services performed by Yount, Hyde & Barbour, P.C. were pre-approved in accordance with the Audit Committee’s Charter. The Audit Committee, or a designated member of the committee, must pre-approve all audit (including audit related) and non-audit services performed by the independent registered public accounting firm in order to ensure that the performance of such services does not impair the registered public accounting firm’s independence. Any interim pre-approval of permitted non-audit services is required to be reported to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

PROPOSAL THREE

APPROVAL OF THE EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

General

The Board of Directors of the Company has adopted, subject to approval by the Company’s shareholders, the Eagle Financial Services, Inc. 2023 Stock Incentive Plan (the “2023 Plan”). The 2023 Plan is designed to promote the interests of the Company and its shareholders by strengthening the Company’s ability to attract, motivate and retain key employees and directors (including non-employee directors) with ability and initiative.

If approved by shareholders, a total of 250,000 shares of the Company’s common stock will be reserved for issuance under the 2023 Plan.

On and after the effective date of the 2023 Plan, the 2023 Plan replaces the Eagle Financial Services, Inc. 2014 Stock Incentive Plan (the “Prior Plan”) with respect to new grants of equity-based awards by the Company. No further awards will be granted under the Prior Plan after March 17, 2023, if the 2023 Plan is approved by shareholders, but outstanding awards under the Prior Plan will remain in effect in accordance with their terms.

As of March 17, 2023, the total number of shares remaining under the Prior Plan that will no longer be available for issuance of future awards upon approval by our shareholders of the 2023 Plan is 289,495. As of March 17, 2023, the total number of full value awards (i.e., restricted shares and restricted stock units) outstanding under the Prior Plan is 74,708, of which 16,394 are performance-contingent, and 16,394 of which remain unearned as of March 17, 2023. As of March 17, 2023, no appreciation awards (i.e., options and SARs) are outstanding under the Prior Plan.

The material terms of the 2023 Plan are summarized below. Because this is a summary, it may not contain all the information that shareholders may consider important. In order to aid understanding of the plan, the full text of the 2023 Plan, as proposed for adoption and approval by shareholders, is provided as Appendix A to this proxy statement.

Executive Summary

The following is a summary of the key provisions of the 2023 Plan, including important features that enable the Company to maintain sound governance practices in granting awards.

•
Award Types: The following types of awards will be available for issuance under the 2023 Plan:
o
nonstatutory and incentive stock options;
o
restricted stock and other stock awards; and
o
restricted stock units.
•
Eligible Participants: All employees or directors of the Company or of any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (each an “Affiliate”).

•
Shares Reserved under the 2023 Plan: A total of 250,000 shares of the Company’s common stock are reserved for issuance under the 2023 Plan. The number of shares available for issuance under the 2023 Plan is subject to adjustment to reflect stock splits, stock dividends and similar events.

•
Annual Award Limits for Non-Employee Directors: The maximum number of shares of the Company’s common stock with respect to which awards may be granted in a calendar year to a non-employee director of the Company or an Affiliate is limited to 1,500 shares.

•
Minimum One Year Vesting Requirement for 95% of Shares. At least 95% of the total shares to be reserved for award issuance under the 2023 Plan will have a minimum vesting requirement of at least one year.

•
No Liberal Share Recycling: Under the 2023 Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or to satisfy tax withholding in connection with an award will not be added back (recycled) to the aggregate plan limit.

•
No Discounted Stock Options: The 2023 Plan prohibits the grant of stock options with an exercise price less than the fair market value of the Company’s common stock on the grant date.

•
No Repricing of Stock Options: The 2023 Plan prohibits the repricing of stock options except as the Compensation Committee (as defined below) shall determine to be equitably required in accordance with Article IX of the 2023 Plan.

•
No Shareholder Rights on Stock Units: The 2023 Plan does not grant the recipient of stock units any rights as a shareholder of the Company, including the right to receive dividends, on account of such award until, and except to the extent that, the stock units are earned and settled in shares of Company stock.

•
Clawback Provision: The 2023 Plan subjects all awards made under the plan to recoupment or clawback as required by law, government regulation, stock exchange listing rule or clawback policy in effect at the Company.

•
Independent Committee Administration: The 2023 Plan is to be administered by a committee of the Company’s Board of Directors or, in the Board’s sole discretion, the Board. The Board has designated the Board’s Compensation Committee (which is comprised entirely of independent directors) as the committee to administer the 2023 Plan.

•
Term of the Plan: No awards may be granted under the 2023 Plan more than ten years after the earlier of the date the 2023 Plan is adopted by the Board or the date the shareholders of the Company approve the 2023 Plan.

Purpose

The purpose of the 2023 Plan is to assist the Company in recruiting and retaining key employees and directors (including non-employee directors) with ability and initiative by enabling employees and directors (including non-employee directors) who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders.

Shares Available for Issuance

Subject to approval by shareholders, the aggregate number of shares of the Company’s common stock reserved for issuance under the 2023 Plan is 250,000. Of this total, all 250,000 shares may be issued pursuant to the exercise of incentive stock options. If any award granted under the 2023 Plan is canceled, forfeited or expires prior to exercise, vesting or settlement, the shares associated with such award will be available for future awards under the 2023 Plan. In contrast, any shares tendered, withheld or otherwise used in payment of an option exercise price or to satisfy any amount of tax withholding with respect to an award will not be available for future awards under the 2023 Plan.

To date, no awards have been granted under the 2023 Plan.

Changes in Capitalization

In the event of any stock dividend, stock split, reverse stock split, transaction to which Code Section 424 applies, corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization, the 250,000 share limit (including for incentive stock options), the terms of outstanding awards under the 2023 Plan, and the individual annual award limits will be adjusted as the Compensation Committee shall determine to be equitably required.

Annual Limit on Awards

The maximum number of shares of the Company’s common stock with respect to which awards may be granted in any calendar year to a non-employee director will be limited to 1,500 shares.

Plan Administration

The 2023 Plan will be administered by the Board’s Compensation Committee. The Compensation Committee shall have authority to issue awards upon such terms as the Compensation Committee may consider appropriate, including on (i) the exercisability of all or any part of an option and (ii) the transferability or forfeitability of a stock award or stock units. The Compensation Committee may, in its discretion, accelerate the time at which any option may be exercised, the time at which a stock award may become transferable or nonforfeitable or both, or the time at which stock units may be settled. The Compensation Committee may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the participant to payment or receipt of Company stock or other consideration under an award.

The Compensation Committee will have the authority to, among other things, interpret all provisions of the 2023 Plan; to prescribe the form of award agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the 2023 Plan; and to make all other determinations necessary or advisable for the administration of the 2023 Plan. Any decision made, or action taken, by the Compensation Committee in connection with the administration of the 2023 Plan shall be final and conclusive. The Compensation Committee may delegate all or part of its authority and duties to one or more officers of the Company with respect to awards to individuals not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility

Any employee or director of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of the 2023 Plan) who, in the judgment of Compensation Committee (or its delegate appointed under the 2023 Plan), has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may receive one or more awards, or any combination or type thereof. As of March 17, 2023, the Company and its Affiliates employed 256 full and part-time individuals, there were 11 non-employee directors of the Company and its Affiliates.

Types of Awards

Stock Options

Stock options granted under the 2023 Plan may be incentive stock options, which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and options that do not qualify as incentive stock options (“nonstatutory stock options”). A stock option entitles a recipient to purchase shares of the Company’s common stock at a specified exercise price. The Compensation Committee will fix the exercise price at the time that the stock option is granted, provided that the exercise price cannot be less than the fair market value of a share of the Company’s common stock on the date of grant. On March 17, 2023, the closing price of the Company’s common stock was $34.21 per share.

Unless otherwise provided by an award agreement, the exercise price of a stock option shall be paid in cash or a cash equivalent acceptable to the Compensation Committee. If provided in an award agreement, payment may be made (i) by means of a “cashless exercise program” through a securities broker, (ii) by withholding shares of stock upon exercise of an option, (iii) by delivery of previously acquired shares of the Company’s common stock with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, (iv) attestation with respect to already owned shares, provided that the shares withheld, surrendered or as to which attestation is made have a fair market value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Compensation Committee may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes

Subject to the minimum vesting provisions, an option may be exercised at any time in compliance with such requirements as the Compensation Committee shall determine; provided, however, that incentive stock options may not be first exercisable in a calendar year in which the underlying stock have a fair market value (determined as of the date an option is granted) exceeding the limit prescribed by Code Section 422(d). An option granted under the 2023 Plan may be exercised with respect to any number of whole shares less than the full number for which the option could be exercised. A partial exercise of an option shall not affect the right to exercise the option from time to time in accordance with the 2023 Plan and the applicable award agreement with respect to the remaining shares subject to the option.

Stock Awards

The 2023 Plan permits the grant of stock awards that may, in the Compensation Committee’s sole discretion and subject to the minimum vesting provisions of the 2023 Plan, be subject to forfeiture until the restrictions established by the Compensation Committee lapse and the restricted shares vest. A restricted stock award is an award of shares of the Company’s common stock that are subject to restrictions on transferability, vesting and other restrictions as the Compensation Committee determines in its sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain financial or other performance goals.

The Compensation Committee may grant to a participant shares of the Company’s common stock that are fully vested and freely transferable as of the date the award is granted, subject to the minimum vesting period and other restrictions under the 2023 Plan, and applicable federal or state securities laws.

Except as may be provided in a restricted stock award agreement, a participant who receives a stock award will have all the rights of a shareholder as to the shares granted under the award, including the right to vote and the right to receive all cash dividends and other distributions paid thereon.

Stock Unit Awards

The Compensation Committee may also award a stock unit under the 2023 Plan. A stock unit award is an award that represents the right to receive shares of the Company’s common stock and/or cash in lieu thereof and, unless otherwise expressly provided, is valued by reference to the fair market value of the Company’s common stock. The Compensation Committee may place such restrictions on the vesting and settlement of stock units as the Compensation Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of specified financial or other performance goals, subject to the minimum vesting provisions of the 2023 Plan. The stock unit may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the award agreement, cash, shares of common stock or a combination of cash and shares of common stock as determined by the Compensation Committee. Holders of stock units have no shareholder rights on account of such award until, and except to the extent that, the stock units are earned and settled in shares of Company stock.

Minimum Vesting Period

Except as provided in the following two sentences, awards with respect to 95% of the shares of common stock issuable under the 2023 Plan will be subject to a minimum one-year vesting period from the date of grant of the applicable award. The foregoing does not limit the authority of the Compensation Committee to accelerate the vesting of awards or prohibit the Compensation Committee from providing in an award agreement for earlier vesting in the event of death, disability or a change in control. Notwithstanding the foregoing, the Compensation Committee may grant awards that vest (or permit previously granted awards to vest) within the minimum one-year vesting period if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the minimum one-year vesting period.

Restrictions on Transfer

In general, awards granted under the 2023 Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The plan permits the award of nonstatutory stock options that are transferable to immediate family members (or certain related trusts or entities), in accordance with applicable securities laws.

No Stock Option Repricing Without Shareholder Approval

Stock options may not be repriced, replaced or regranted through cancellation, by being exchanged for cash or other awards or by lowering the exercise price of a previously granted stock option (other than as described above under “Changes in Capitalization” in the event of equitable adjustments resulting from changes in capitalization of the Company.)

Change in Control

In the event of a “change in control” (as defined in the 2023 Plan) of the Company, awards shall be subject to the provisions set forth in the respective award agreement.

Clawback

All Awards granted under the 2023 Plan (including any proceeds, gains or other economic benefit actually or constructively received by a participant upon any receipt or exercise of any award or upon the receipt or resale of any common stock underlying an award) shall be subject to the provisions of any claw-back policy implemented by the Company from time to time, including, without limitation, any claw-back policy adopted or amended to comply with the requirements of applicable law, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, and any rules or regulations promulgated under applicable law, or to satisfy any applicable listing standards.

Amendment and Termination

If not sooner terminated by the Board of Directors of the Company, the 2023 Plan will terminate ten years after the earlier of the date the 2023 Plan is adopted by the Board or the date the shareholders of the Company approve the 2023 Plan. The Board may terminate, suspend, amend or modify the 2023 Plan at any time, provided that no such amendment or modification may become effective until shareholder approval is obtained to the extent that such shareholder approval is required by the Internal Revenue Code, pursuant to the rules under Section 16 of the Exchange Act, by any stock exchange or market system upon which the common stock of the Company may then be listed or traded, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. No amendment shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made. Awards outstanding on the date of any such termination or amendment will remain valid in accordance with their terms.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the 2023 Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Nonstatutory Stock Options

The grant of a nonstatutory stock option will not result in taxable income to a participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options

The grant of an incentive stock option will not result in taxable income to a participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary (as defined for purposes of the relevant tax rules) during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise. This employment period is one year (rather than three months) prior to the date of exercise if the participant is “disabled” (as defined in the Internal Revenue Code). The heirs of a participant are not subject to this tax rule. The difference between the fair market value of the shares on the exercise date over the exercise price is taken into account for alternative minimum tax purposes.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant or within one year after exercise, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to any deduction for federal income tax purposes.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and the Company will be allowed a corresponding deduction, at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Special rules apply if a participant pays the exercise price for either type of option using shares previously owned by the participant.

Stock Awards

Upon the grant of a stock award that is not a restricted stock award, a participant generally will realize ordinary income equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.

A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction. A participant’s holding period will commence on the date the restrictions lapse.

A Participant may make a Section 83(b) election under the Internal Revenue Code within 30 days after the date of grant to be taxed as of the date of grant, on compensation income based on the fair market value at time of grant, in which case the Company will be entitled to a corresponding deduction at that time. If a participant makes a Section 83(b) election, the participant’s holding period generally will commence on the day after the date of grant.

Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting (or grant, if a Section 83(b) election is made).

Stock Units

A participant who has been granted stock units will not realize taxable income at the time of grant. Upon receipt of common stock or cash in the future pursuant to such an award, the participant will realize ordinary income equal to the then fair market value of those shares, and/or the amount of any cash received, and the Company will receive a corresponding deduction.

Benefits to Executive Officers and Directors

No awards have been made under the 2023 Plan as of the date of this proxy statement. Participation in the 2023 Plan is made at the Compensation Committee’s discretion and is based on the performance of the Company. Accordingly, future awards under the 2023 Plan are not determinable at this time.

Shareholder Vote Required

The 2023 Plan will be approved by shareholders if holders of a majority of votes cast by holders of common stock vote in favor of the action. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EAGLE FINANCIAL SERVICES, INC. 2023 STOCK INCENTIVE PLAN.

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2024 Annual Meeting must cause such proposal to be received, in proper form, by the Secretary of the Company, whose address is P.O. Box 391, Berryville, Virginia 22611, no later than December 7, 2023, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement for that meeting. The Company anticipates holding the 2024 Annual Meeting on May 14, 2024.

The Company’s Bylaws also prescribe the procedure that a shareholder must follow to nominate Directors or to bring other business before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, written notice must be received by the Company not less than sixty (60) days and not more than ninety (90) days prior to the date of the 2024 Annual Meeting. The notice must describe various matters regarding the nominee and the shareholder giving the notice. For a shareholder to bring other business before the 2024 Annual Meeting, notice must be received by the Secretary of the Company not less than sixty (60) days and not more than ninety (90) days prior to the date of the 2024 Annual Meeting. The notice must include a description of the proposed business, the reasons therefore, and other specified matters. Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company. Based on an anticipated meeting date of May 14, 2024, for the 2024 Annual Meeting, the Company must receive any notice of nomination or other business no later than March 15, 2024, and no earlier than February 14, 2024.

In addition to satisfying the requirements under the Company’s Bylaws with respect to advance notice of any nomination, to comply with universal proxy rules any shareholder that intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with SEC Rule 14a-19 must provide notice so that the Secretary of the Company receives it no later than 60 days prior to the one-year anniversary of the Annual Meeting, or March 17, 2024.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s 2022 Annual Report to Shareholders (the “Annual Report”), which includes a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (excluding exhibits) as filed with the SEC, accompanies this Proxy Statement. A copy of the Annual Report may also be obtained without charge by writing to Ms. Kaley P. Crosen, Secretary of the Company, whose address is P.O. Box 391, Berryville, Virginia 22611. The Annual Report is not part of the proxy solicitation materials.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of the Company is not aware of any matters to be presented for consideration at the Annual Meeting other than as set forth herein. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors,

Kaley P. Crosen
Executive Vice President, Secretary

April 5, 2023

Appendix A

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

A-i

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

A-ii

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article I

DEFINITIONS

1.01 Administrator

Administrator means the Committee or, in the Board’s sole discretion, the Board.

1.02 Affiliate

Affiliate means any entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

1.03 Agreement

Agreement a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award issued to such Participant.

1.04 Award

Award means a Stock Award, an award of Stock Units, or an Option.

1.05 Board

Board means the Board of Directors of the Company.

1.06 Change of Control

A Change of Control means that (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's Board other than a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made; or (ii) as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, a contested election of directors, or any combination of these events, the persons who were directors of the Company before such events cease to constitute a majority of the Board, or any successor's board, within one year of the last of such transactions. For purposes of this Agreement, a Change of Control occurs on the date on which an event described in (i) or (ii) occurs. If a Change of Control occurs on account of a series of transactions or events, the Change of Control occurs on the date of the last of such transactions or events.

1.07 Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08 Committee

Committee means the Compensation Committee of the Board.

1.09 Common Stock

Common Stock means the Common Stock of the Company.

1.10 Company

Company means Eagle Financial Services, Inc.

1.11 Effective Date

Effective Date means the date and time, following approval of the Plan by the Board, on which Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present.

1.12 Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

1.13 Fair Market Value

Fair Market Value means, on any given date, the closing price of a share of Common Stock on such day, on the over-the-counter market or exchange, as applicable, on which the Common Stock is then traded or, if no shares of Common Stock was traded on such day, then on the next preceding day that the Common Stock was so traded, all as reported by such source as the Administrator may select.

1.14 Non-Employee Director

Non-Employee Director means a Participant who is a non-employee member of the Board or the board of directors of an Affiliate.

1.15 Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.16 Participant

Participant means an employee or director of the Company or an Affiliate who is selected by the Administrator to receive an Award.

1.17 Plan

Plan means the Eagle Financial Services, Inc. 2023 Stock Incentive Plan.

1.18 Prior Plan

Prior Plan means the Eagle Financial Services, Inc. 2014 Stock Incentive Plan.

1.19 Stock Unit

Stock Unit means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that enables the holder to receive a payment for each Stock Unit on the date specified in the Agreement equal to the Fair Market Value of a share of Common Stock determined as of the date set forth in the Agreement, and that, if specified in the applicable Agreement, that may entitle the Participant to receive dividend equivalents on the terms set forth in the Agreement.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article II

PURPOSES

The Plan is intended to assist the Company in recruiting and retaining key employees and directors (including non-employee directors) with ability and initiative by enabling employees and directors (including non-employee directors) who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Options qualifying as incentive stock options under Code Section 422 (“incentive stock options”) and options not so qualifying, and the grant of Stock Awards and Stock Units. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article III

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to issue Awards upon such terms (not inconsistent with the provisions of this Plan) as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option and (ii) the transferability or forfeitability of a Stock Award or Stock Units. The Administrator may, in its discretion, accelerate the time at which any Option may be exercised, the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which Stock Units may be settled, provided that such discretion may not be exercised in a manner that would violate Code Section 409A. The Administrator may establish one or more programs, consistent with Code Section 409A, to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Common Stock or other consideration under an Award.

In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company, an Affiliate or a combination thereof.

The Board or the Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Board’s or the Committee’s authority and duties with respect to grants and Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Board or the Committee may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the delegate or delegates that were consistent with the terms of the Plan.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article IV

ELIGIBILITY

4.01 General

Any employee or director of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who, in the judgment of the Administrator, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may receive one or more Awards, or any combination or type thereof.

4.02 Awards

The Administrator will designate individuals to whom Awards are to be issued and will specify the number of shares of Common Stock subject to each such Award. All Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Administrator may adopt. No Participant may be granted Options that are incentive stock options (under all incentive stock option plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article V

STOCK SUBJECT TO PLAN

5.01 Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or a Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02 Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of Options and the grant of Stock Awards and Stock Units, is 250,000 shares, of which all 250,000 shares may be issued pursuant to incentive stock options. The maximum aggregate number of shares that may be issued under this Plan and the number that may be issued as incentive stock options shall be subject to adjustment as provided in Article IX.

5.03 No New Grants under the Prior Plan

On and after the Effective Date, the Plan replaces the Prior Plan with respect to new grants. No new options, stock appreciation rights, stock awards, stock units or other awards shall be granted under the Prior Plan on and after the Effective Date; provided that awards granted under the Prior Plan before the Effective Date shall remain in effect in accordance with their respective terms.

5.04 Annual Limits on Non-Employee Director Awards

The maximum number of shares of Common Stock subject to Awards granted to a Non-Employee Director in a single calendar year is 1,500 shares.

5.05 Reallocation of Shares

If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan. If any other Award is forfeited or terminated, in whole or in part for any reason, the number of shares of Common Stock allocated to the Award or portion thereof may be reallocated to other Options, Stock Units and Stock Awards to be granted under this Plan. Any shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of withholding or other taxes with respect to an Option, award of Stock Units, or Stock Award, or as payment for the exercise price of an Option under this Plan shall not be reallocated with respect to any Award to other Awards to be granted under the Plan.

5.06 Minimum Vesting Provisions

Except as provided in the following sentence, Awards with respect to 95% of the shares of Common Stock issuable under the Plan will be subject to a minimum one-year vesting period from the Date of Grant; provided, however, nothing in this Section 5.06 shall limit the Administrator's authority to accelerate the vesting of Awards as set forth in Article III, or prohibit the Administrator from providing in an Award Agreement for earlier vesting in the event of death, disability or a Change in Control. Notwithstanding the foregoing, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the minimum one-year vesting period if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the minimum one-year vesting period.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article VI

OPTIONS

6.01 Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award.

6.02 Option Price; No Repricing

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article IX, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03 Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04 Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05 Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section 6.05 shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.

6.06 Employee Status

For purposes of determining the applicability of Code Section 422 (relating to incentive stock options), or if the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07 Exercise

Subject to the provisions of this Plan and the applicable Agreement, including the minimum vesting provisions of Section 5.06,.an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Parent or Subsidiary Corporation for purpose of Code Section 422(d)) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Code Section 422(d). An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any related SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08 Payment

Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash or a cash equivalent acceptable to the Administrator. If the Agreement provides, payment of all or part of the Option Price may be made (i) by means of a cashless exercise program through a securities broker approved by the Administrator; (ii) by withholding shares of Common Stock upon exercise of an Option, (iii) by surrendering already owned shares of Common Stock to the Company, or (iv) attestation with respect to already owned shares; provided the shares withheld, surrendered or as to which attestation is made have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Administrator may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

6.09 Change in Control

The terms, including exercisability, of each outstanding Option, with respect to a Change in Control shall be governed by the applicable Agreement.

6.10 Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his or her Option until the date of exercise of such Option.

6.11 Disposition of Stock

A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was granted as or intended to be an incentive stock option if such sale or disposition occurs (a) within two years of the grant of an Option or (b) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article VII

STOCK AWARDS

7.01 Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award.

7.02 Vesting

The Administrator may prescribe in the applicable Agreement that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement and/or until certain financial or other performance objectives are satisfied as determined by the Administrator in its sole discretion, subject to the minimum vesting provisions of Section 5.06. Subject to the provisions of Article X, the Administrator may grant a Stock Award to a Participant that is not forfeitable and is free of any restrictions or transferability; subject to the limitations on fully vested shares of Section 5.06.

7.03 Employee Status

If the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

7.04 Change in Control

The terms of each outstanding Stock Award, with respect to a Change in Control, shall be governed by the applicable Agreement.

7.05 Shareholder Rights

Prior to their forfeiture (in accordance with, and unless otherwise provided in, the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (a) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (b) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (c) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article VIII

STOCK UNITS

8.01 Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards.

8.02 Earning the Award

The Administrator, on the date of grant of the Award, may prescribe, subject to the minimum vesting provisions of Section 5.06, that the Stock Units or a portion thereof, will be earned, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the completion of a specified period of employment or service or satisfaction of specified financial or other performance objectives, or on the basis of such other criteria as may be prescribed by the Administrator and set forth in the Agreement.

8.03 Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof. In accordance with and subject to the terms of the Agreement, a Participant may be entitled to dividend equivalents (calculated in accordance with the Agreement) at the time an Award is earned, only if and to the extent the Award is earned. Such dividend equivalents may be payable in cash, Common Stock or a combination of cash and Common Stock, as determined by the Administrator in its sole discretion.

8.04 Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

8.05 Employee Status

In the event that the terms of any Stock Unit award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.07 Change in Control

The terms of each outstanding Stock Unit, including entitlement to payment thereunder, with respect to a Change in Control, shall be governed by the applicable Agreement.

8.08 Shareholder Rights

No Participant shall, as a result of receiving an award of Stock Units, have any rights as a shareholder of the Company or any Affiliate on account of such award until, and except to the extent that, the Stock Units are earned and settled in shares of Common Stock.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article IX

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Options, Stock Awards and Stock Units may be granted under this Plan; and the terms of outstanding Stock Awards, Options and Stock Units; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Code Section 424 applies, (b) there occurs any other event which, in the judgment of the Administrator necessitates such action or (c) there is a Change in Control. Any determination made under this Article IX by the Committee shall be final and conclusive. Adjustments made under this Article IX shall be effected in compliance with Code Sections 409A and 424, to the extent applicable, and in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, Stock Awards and Stock Units may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Stock Awards, Options or Stock Units.

The Administrator may grant Stock Awards, Options and Stock Units in substitution for phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction or event described in the first paragraph of this Article IX. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Stock Awards, Options and Stock Units shall be as the Administrator, in its discretion, determines is appropriate.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article X

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Stock Unit is settled or for which an Option is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Stock Award or Stock Unit shall be granted, no Common Stock shall be issued (including by book-entry), no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

Article XI

GENERAL PROVISIONS

11.01 Effect on Employment or Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee or director any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

11.02 Unfunded Plan

The Plan, insofar as it provides for Awards, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by an Award under this Plan. Any liability of the Company to any person with respect to any Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

11.03 Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

11.04 Amendment

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained to the extent that such shareholder approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any stock exchange or market system upon which the Common Stock may then be listed or traded, by any regulatory body having jurisdiction with respect thereto, or under any other applicable laws, rules or regulations. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

11.06 Duration of Plan

No Award may be granted under this Plan more than ten years after the earlier of the date of the Plan is adopted by the Board or the date the shareholders of the Company approve the Plan. Awards granted before that date shall remain valid in accordance with their terms.

11.07 Effective Date of Plan

Awards may be granted under this Plan on and after the Effective Date.

11.08 Code Section 409A, Other Taxes

This Plan is intended to provide compensation that is exempt from or that complies with Code Section 409A, and ambiguous provisions, if any, in this Plan or an Agreement shall be construed and administered in a manner that is compliant with or exempt from the application of Code Section 409A, as appropriate. For purposes of Code Section 409A, each payment under this Plan shall be deemed a separate payment. Notwithstanding any provision of this Plan to the contrary, if the Participant is a “specified employee” within the meaning of Code Section 409A as of the date of the Participant’s termination of employment and the Company determines, in good faith, that immediate payment of any amount or benefits under this Plan would cause a violation of Code Section 409A, then any amounts or benefits that are payable under this Plan due to the Participant’s “separation from service” within the meaning of Code Section 409A which (i) are subject to the provisions of Code Section 409A; (ii) are not otherwise excluded under Code Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day next following the earlier of (1) the date that is six months and one day following the date of termination or (2) the date of the Participant’s death.

Nothing in this Plan or an Agreement shall constitute a representation by the Company to a Participant regarding the tax consequences of any Award. Although the Company may endeavor to avoid adverse tax treatment (e.g., under Code Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under this Plan.

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator and the terms of this Plan, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation

EAGLE FINANCIAL SERVICES, INC.

2023 STOCK INCENTIVE PLAN

11.09 Clawback

All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Common Stock underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company from time to time, including, without limitation, any claw-back policy adopted or amended to comply with the requirements of applicable law, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act, and any rules or regulations promulgated under applicable law, or to satisfy any applicable listing standards.

ANNUAL MEETING OF SHAREHOLDERS OF EAGLE FINANCIAL SERVICES, INC. May 16, 2023 INTERNET -Access “www.voteproxy.com”and followtheon-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE -Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON -You may vote your shares in person by attending the Annual Meeting. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 16, 2023: The Notice and Proxy Statement and Annual Report to Shareholders are available at https://www.bankofclarke.bank/EFSI_Annual_Meetings.html Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20330300000000000000 3 051623 FOR AGAINST ABSTAIN 1. Election of Directors: 2. TheratificationofYount,Hyde&Barbour,P.C. astheindependent registered public accounting firm for the year ending December NOMINEES: 31, 2023. FOR ALL NOMINEES O Brandon C. Lorey Class II Director FOR AGAINST ABSTAIN O Douglas C. Rinker Class II Director WITHHOLD AUTHORITY O John D. Stokely, Jr. Class II Director 3. The approval of Eagle Financial Services, Inc. 2023 Stock Incentive Plan. FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) 4. Tovoteinaccordancewiththeirbestjudgmentonsuchotherbusiness,ifany,that may properly come before the meeting. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method. Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EAGLE FINANCIAL SERVICES, INC. Proxy for 2023 Annual Meeting of Shareholders Solicited on Behalf of the Board of Directors The undersigned hereby appoints Mrs. Mary Bruce Glaize and Messrs. John R. Milleson and Robert W. Smalley, Jr., or any one of them, as proxies, with the power of substitution in each, to act for the undersigned, as designated below, with respect to all of the Company's Common Stock held of record by the undersigned on March 17, 2023, at the Annual Meeting of Shareholders to be held Tuesday, May 16, 2023 or any adjournment thereof, on each of the matters listed on the reverse side of this proxy card. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed under Election of Directors and FOR proposals 2 and 3. (Continued and to be signed on the reverse side) 1.1 14475